UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2023

PRIME IMPACT ACQUISITION I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39501	98-1554335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E San Carlos Street, Suite 12

San Jose, California 95112

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 825-6965

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Warrant to acquire one Class A Ordinary Share	PIAI.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	PIAI	The New York Stock Exchange
Warrants, each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PIAI.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Backstop Agreement

As previously announced, on January 29, 2023, Prime Impact Acquisition I, a Cayman Islands exempted company (“SPAC”), Cheche Group Inc., a Cayman Islands exempted company (“Holdings”), Cheche Merger Sub Inc., a Cayman Islands exempted company and wholly owned direct subsidiary of Holdings (“Merger Sub”), and Cheche Technology, Inc., a Cayman Islands exempted company (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, (a) on the closing date of the transactions contemplated by the Business Combination Agreement (the “Closing Date”), SPAC will merge with and into Holdings (the “Initial Merger”), with Holdings surviving the Initial Merger (Holdings, in its capacity as the surviving corporation of the Initial Merger, is sometimes referred to herein as the “Surviving Corporation”) and (b) on the Closing Date, following the Initial Merger, Merger Sub will merge with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a wholly owned subsidiary of the Surviving Corporation.

Also, as previously announced, on September 11, 2023, SPAC entered into certain Subscription Agreements (the “Subscription Agreements”) with Holdings and certain leading global investors (the “Investors”), pursuant to which, among other things, the Investors agreed to subscribe for and purchase, and Holdings agreed to issue and sell to the Investors, an aggregate of 1,300,000 Holdings Class A ordinary shares, par value $0.00001 per share, at a purchase price equal to $10.00 per share (the “Private Placement”) in connection with a financing effort related to the transactions contemplated by the Business Combination Agreement. The Subscription Agreement shall terminate and be void and of no further force and effect, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms without being consummated, (ii) upon the mutual written agreement of each of the parties hereto and Holdings to terminate this Subscription Agreement, and (iii)after September 13, 2023 (Eastern Time), if the closing the Subscription Agreement has not occurred by such date other than as a result of a breach of the Investors’ obligations thereunder.

In addition to the Private Placement, on September 11, 2023, SPAC entered into a Backstop Agreement (the “Backstop Agreement”) with Holdings and a certain investor (the “Backstop Investor”), pursuant to which, among other things, the Backstop Investor agreed (a) to purchase SPAC Class A ordinary shares with an aggregate market value of no less than US$5.0 million (“SPAC Shares”) in open market or private transactions, (b) not to redeem or transfer any SPAC Shares purchased pursuant to the Backstop Agreement until and after the consummation of the transactions contemplated by the Business Combination Agreement and (c) to subscribe for and purchase an aggregate of 500,000 Holdings Class A ordinary shares, par value $0.00001 per share, at a purchase price equal to 10.00 per share (the “Backstop Private Placement”) in connection with a financing effort related to the transactions contemplated by the Business Combination Agreement. The Backstop Agreement shall terminate on the earlier of (i) the date agreed by all of the parties thereto in writing, and (ii) the date the Business Combination Agreement is terminated.

The obligations of SPAC, Holdings, and the Backstop Investor to consummate the Backstop Private Placement under the Backstop Agreement are conditioned on customary closing conditions, including among other things, the consummation of the Business Combination. The foregoing descriptions of the Backstop Agreement, and the transactions contemplated thereby are only summaries and do not purport to be complete, and are qualified in their entirety by reference to the full text of the Backstop Agreement, a copy of the form of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Amendment of Sponsor Support Agreement

As previously announced, concurrent with the execution and delivery of the Business Combination Agreement, the Sponsor, entered into an agreement (the “Sponsor Support Agreement”) with the SPAC, the Company and Holdings pursuant to which, among other things, the Sponsor agreed to (a) effective upon the Acquisition Closing, waive specified anti-dilution rights set forth in SPAC’s organizational documents to have the SPAC Founder Shares convert into Surviving Company Class A Ordinary Shares in connection with the Transactions at a ratio of greater than one-for-one; (b) vote all SPAC Founder Shares held by them in favor of the adoption and approval of the Business Combination Agreement and the Transactions; (c) forfeit and surrender, for no consideration, effective as of immediately prior to the Initial Merger Effective Time, a specified number of SPAC Founder Shares and SPAC Warrants subject to the terms and conditions set forth therein; and (d) be bound by certain transfer restrictions with respect to the Surviving Company Class A Ordinary Shares issuable to the Sponsor in the Initial Merger in respect of the SPAC Founder Shares held by Sponsor immediately prior to the Initial Merger Effective Time and any Assumed SPAC Warrants (or the underlying securities) issued to the Sponsor at the Initial Merger Effective Time pursuant to the Initial Merger in respect of Warrants, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

On September 13, 2023, the Sponsor, SPAC, the Company and Holdings entered into an amendment to the Sponsor Support Agreement, pursuant to which the Sponsor agreed, among other things, that it shall not transfer any Surviving Company Class A Ordinary Shares issued to the Sponsor at the Initial Merger Effective Time pursuant to the Initial Merger in respect of the SPAC Founder Shares (to the extent not forfeited or surrendered pursuant to the Sponsor Support Agreement) (the “Sponsor Pubco Shares”), or any Assumed SPAC Warrants (or the underlying securities) issued to the Sponsor at the Initial Merger Effective Time pursuant to the Initial Merger in respect of Warrants (to the extent not forfeited or surrendered pursuant to to the Sponsor Support Agreement) (the “Sponsor Pubco Warrants”, and together with the Sponsor Pubco Shares, collectively, the “Sponsor Surviving Company Securities”) until the earlier of (i) the consummation of a Change of Control of the Surviving Company after the Acquisition Closing, (ii) the first date that the closing price of the Surviving Company Class A Ordinary Shares equals or is greater than $12.50 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30- trading day period after the first anniversary of Acquisition Closing, (iii) with respect to twenty seven and one half percent (27.5%) of the Sponsor Surviving Company Securities six months after the Acquisition Closing (iv) with respect to an additional twenty seven and one half percent (27.5%) of the Sponsor Surviving Company Securities, or twelve months after the Acquisition Closing, (v) with respect to forty five percent (45.0%) of the Sponsor Surviving Company Securities twenty four months after the Acquisition Closing.

The foregoing descriptions of the Amendment to the Sponsor Support Agreement, and the transactions contemplated thereby are only summaries and do not purport to be complete, and are qualified in their entirety by reference to the full text of the Amendment to the Backstop Support Agreement, a copy of the form of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Letter Agreement

Pursuant to Section 9.03 of the Business Combination Agreement, except as set forth in the Business Combination Agreement, all expenses incurred in connection with the Business Combination Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses, whether or not the Mergers or any other transaction contemplated by the Business Combination Agreement is consummated; provided, that if the Closing is consummated, the Surviving Company shall be responsible for paying the SPAC’s transaction expenses and the Company’s transaction expenses as set forth in the Business Combination Agreement. Notwithstanding the immediately preceding sentence or anything to the contrary in the Business Combination Agreement or any other related document, to the extent that: (a) the aggregate SPAC’s transaction expenses; exceed (b) the combined proceeds from (x) the funds held in the SPAC’s trust account at Closing (after deducting all the amounts to be paid pursuant to the exercise of the redemption rights, but prior to payment of any SPAC transaction expenses or other liabilities of the SPAC, the Company or any of their respective affiliates or representatives), plus (y) the gross proceeds raised from the portion of the potential PIPE Investment, if any, that was procured through the efforts led by the SPAC, its affiliates and/or representatives (such sum the “Aggregate Capital Raised” and such excess, the “Overage Amount”), the Sponsor shall (or shall cause an affiliate of Sponsor to) purchase, pursuant to a PIPE Subscription Agreement (as defined in the Business Combination Agreement), a number of Surviving Company Class A Ordinary Shares or other equity securities of the Surviving Company having an aggregate value equal to the Overage Amount, either (A) on the best terms, including purchase price, pursuant to which Surviving Company Class A Ordinary Shares or other equity securities of the Surviving Company shall have been sold to any third party, other than the Sponsor, pursuant to the PIPE Investment or, (B) if no Surviving Company Class A Ordinary Shares or other equity securities of the Surviving Company shall have been sold to any third party, other than the Sponsor, pursuant to the PIPE Investment, on terms mutually agreed by the Sponsor and the Company, which shall in no event be worse in any material respect to the Sponsor than the best terms, including price, that the SPAC and the Company mutually agree prior to the Closing Date to offer to any third party, other than Sponsor, to purchase Surviving Company Class A Ordinary Shares or other equity securities of the Surviving Company in connection with a potential PIPE Investment.

On September 13, 2023, the Sponsor, SPAC, the Company and Holdings entered into a letter agreement pursuant to which, among other things, the parties agreed that following the consummation of the Mergers and the closing of the transactions contemplated by the Business Combination Agreement, the greater of (i) the sum of (1) the balance of Trust Fund following the exercise of Redemption Rights on September 8, 2023 (which, for the avoidance of doubt, shall not include any reversal of Redemption Rights after September 8, 2023), and (2) US$1.0 million funded by the Surviving Company, and (ii) the balance of Trust Fund following the exercise of Redemption Rights as of the Closing minus the reversal of Redemption Rights effected by the Buyer (as defined in that certain Backstop Agreement), shall be used for the payment of the SPAC Transaction Expenses (including any promissory note extended by the Sponsor to SPAC) (such greater amount, the “Closing Trust Amount”). As a result, each of the SPAC, Holdings, the Company, Merger Sub and the Sponsor agreed that the Overage Amount, as previously defined in Section 9.03 of the Business Combination Agreement, shall now mean the excess of (1) SPAC Transaction Expenses, over (2) the combined proceeds from (x) the Closing Trust Amount, plus (y) the gross proceeds raised from the portion of the PIPE Investment that was procured through the efforts led by the SPAC, its Affiliates and/or Representative. The Overage Amount shall be borne and paid by the Sponsor, in exchange for such number of Surviving Company Class A Ordinary Shares equal to the quotient obtained by dividing (1) the Overage Amount, by (2) US$10.0, in each case, pursuant to the terms and conditions of a subscription agreement consistent with the terms of the subscription agreements entered into pursuant to the Private Placement. It is expected that the Sponsor would purchase approximately 633,643 Class A ordinary shares of the Surviving Company pursuant thereto.

The foregoing descriptions of the Letter Agreement, and the transactions contemplated thereby are only summaries and do not purport to be complete, and are qualified in their entirety by reference to the full text of the Letter Agreement, a copy of the form of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

Release of Lock-up and Transfer Restrictions

On September 12, 2023, Holdings, SPAC and the Company entered into certain irrevocable waiver to release, on a pro rata basis, 2,874,556 Holdings Class A ordinary shares to be issued to existing shareholders of the Company from the lock-up and transfer restrictions set forth under Section 2.1 (b) of certain Shareholder Support Agreements to satisfy the initial listing requirements of the Nasdaq Capital Market.

The foregoing descriptions of the irrevocable waiver, and the transactions contemplated thereby are only summaries and do not purport to be complete, and are qualified in their entirety by reference to the full text of the irrevocable waiver, a copy of the form of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated herein by reference.

Item 5.02	Compensatory Arrangements of Certain Officers.

Cheche Group Inc. 2023 Equity Incentive Plan

On September 12, 2023, at an Extraordinary General Meeting (the “Extraordinary General Meeting”), shareholders of Prime Impact approved by ordinary resolution and adopted the HoldCo’s 2023 Equity Incentive Plan (the “Incentive Plan”). A summary of the Incentive Plan is included in the HoldCo’s definitive proxy statement/prospectus for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 31, 2023 and as further supplemented by the Supplement No. 1 filed on September 1, 2023 (collectively, the “Definitive Proxy”) and is incorporated herein by reference, which summary is qualified in all respects by the full text of the Incentive Plan, which is attached as Annex D to the Definitive Proxy.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, 10,764,455 Class A and Class B Ordinary Shares of Prime Impact, which represented 84.48% of the ordinary shares outstanding and entitled to vote as of the record date for the Extraordinary General Meeting of August 1, 2023, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the Prime Impact shareholders at the Extraordinary General Meeting are set forth below.

1.	Approval of the Business Combination Proposals

Prime Impact shareholders approved by ordinary resolution (i) the Business Combination Agreement, (ii) that on the Closing Date (as defined in the Business Combination Agreement), subject to approval by special resolution, Prime Impact will merge with and into HoldCo (the “Initial Merger”), with HoldCo surviving the Initial as a publicly traded entity (the time at which the Initial Merger becomes effective, the “Initial Merger Effective Time”) and becoming the sole owner of Merger Sub (the “Initial Merger Proposal,” and together with the Business Combination Agreement Proposal, the “Business Combination Proposals”). On the Closing Date and immediately following the Initial Merger Effective Time, subject to approval by special resolution, Merger Sub will merge with and into CCT (the “Acquisition Merger” and, together with the Initial Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with CCT surviving the Acquisition Merger as a wholly owned subsidiary of HoldCo. A copy of the Business Combination Agreement is attached as Annex A to the Definitive Proxy and as Exhibit 2.1 to Prime Impact’s Current Report on Form 8-K filed with the SEC on January 30, 2023. The voting results with respect to the Business Combination Proposals were as follows:

Votes For	Votes Against	Abstentions
10,367,834	396,621	0

2.	Approval of the Governance Proposal

Prime Impact shareholders approved by special resolution the proposed amended and restated memorandum and articles of association of HoldCo (the “Proposed HoldCo Organizational Documents”) which, if approved, would take effect at the Initial Merger Effective Time (such proposal, the “Governance Proposal”). Copies of the Proposed HoldCo Organizational Documents are attached as Annex B to the Definitive Proxy. The voting results with respect to the Governance Proposal were as follows:

Votes For	Votes Against	Abstentions
10,367,834	396,621	0

3.	Approval of the Advisory Organizational Documents Proposals

Prime Impact shareholders approved by ordinary resolution to consider and vote upon three separate proposals to approve, on a non-binding advisory basis, by ordinary resolution, material differences between Prime Impact’s Amended and Restated Memorandum and Articles of Association and the Proposed HoldCo Organizational Documents, which are being presented separately in accordance with U.S. Securities and Exchange Commission guidance to give shareholders the opportunity to present their separate views on important corporate governance provisions (collectively, the “Advisory Organizational Documents Proposals”). The voting results with respect to the Advisory Organizational Documents Proposals were as follows:

Votes For	Votes Against	Abstentions
10,367,834	396,621	0

4.	Approval of the Nasdaq Proposal

Prime Impact shareholders approved by ordinary resolution to approve, for purposes of complying with applicable listing rules of The Nasdaq Stock Market, the issuance of up to an aggregate of 79,198,432 Class A Ordinary Shares, par value $0.00001 per share, and 18,596,504 Class B Ordinary Shares, par value $0.00001 per share, of HoldCo in connection with the Initial Merger and the Acquisition Merger (the “Nasdaq Proposal”). The voting results with respect to Nasdaq Proposal were as follows:

Votes For	Votes Against	Abstentions
10,367,834	396,621	0

5.	Approval of the Share Incentive Plan Proposal

Prime Impact shareholders approved by ordinary resolution the HoldCo’s 2023 Equity Incentive Plan (the “Incentive Plan Proposal”). The voting results with respect to the Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions
10,367,834	396,621	0

6.	Approval of the Adjournment Proposal

Prime Impact shareholders approved by ordinary resolution the adjournment of the adjournment of the extraordinary general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposals, the Governance Proposal, the Advisory Organizational Documents Proposals, the Nasdaq Proposal or the Share Incentive Plan Proposal (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions
10,367,834	396,621	0

Forward Looking Statements

The information referred to herein includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the combined entity (the “Combined Company”) pursuant to the transactions contemplated by the Business Combination Agreement (the “Proposed Transaction”), the Company’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, the SPAC’s and the Company’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in the information referred to herein, and on the current expectations of the SPAC’s and the Company’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the SPAC and the Company believes that it has a reasonable basis for each forward-looking statement contained in the information referred to herein, each of the SPAC and the Company cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the registration statement relating to the Proposed Transaction, which is expected to be filed by the Combined Company with the Securities and Exchange Commission (the “SEC”) and other documents filed by the Combined Company or the SPAC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither the SPAC nor the Company can assure you that the forward-looking statements in the information referred to herein will prove to be accurate.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from the SPAC’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by the SPAC’s public shareholders, costs related to the Proposed Transaction, the impact of the global COVID-19 pandemic, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement to be filed by the Combined Company with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2022 of the SPAC and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither the SPAC nor the Company presently know or that the SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in the information referred to herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in the information referred to herein represent the views of the SPAC and the Company as of the date of the agreements and information presented herein. Subsequent events and developments may cause those views to change. However, while the SPAC and the Company may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward- looking statements as representing the views of the SPAC or the Company as of any date subsequent to the date of the agreements and information presented herein referred to herein. Except as may be required by law, neither the SPAC nor the Company undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the SPAC and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statement to be distributed to the SPAC’s shareholders in connection with the SPAC’s solicitation for proxies for the vote by the SPAC’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to the Company’s securities to be issued in connection with the Proposed Transaction. The SPAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the SPAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about the SPAC, the Company and the Proposed Transaction. After the registration statement is filed and declared effective, the SPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The SPAC, the Company and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the SPAC’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the SPAC’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the registration statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about the SPAC’s directors and executive officers in the SPAC’s final prospectus related to its initial public offering dated September 9, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

The information referred to herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of the SPAC, the Company or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Backstop Agreement.

10.2	Form of Amendment to Sponsor Support Agreement.

10.3	Form of Letter Agreement.

10.4	Form of Irrevocable Waiver

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime Impact Acquisition I

By:	/s/ Mark Long
Name:	Mark Long
Title:	Co-Chief Executive Officer

Dated: September 13, 2023